  Exhibit 10.4

Assignment of Net Profit Interest Agreement

This Assignment of Net Profit Interest Agreement (“Agreement”) is made and entered this 31st day of January, 2019 by and between the individuals and entities (collectively, “Investors”) listed on the signature page hereto, and Bandolier Energy, LLC (“Bandolier”), 4582 Kingwood Drive, Suite E, Kingwood, TX 77345.

WHEREAS, Investors, Bandolier and Petro River Oil Corp (“Petro River”) have entered into a Securities Purchase Agreement dated as of January 9, 2019 (the “Purchase Agreement”);

WHEREAS, Bandolier owns oil & gas leases and leasehold (“Bandolier Leasehold”) in Osage County, Oklahoma; and

WHEREAS, pursuant to the Purchase Agreement, Petro River and Bandolier wish to use the Investors’ funds to drill ten (10) new oil & gas wells (“Ten Wells”) on the Bandolier Leasehold as identified on Exhibit B hereto.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1)
Identity and Location of the Ten Wells: Bandolier currently owns an undivided 75% working interest in and to 82,240 net mineral acres of oil & gas leases, leasehold and/or concession options in Osage County, Oklahoma. Bandolier has drilled fifteen oil & gas wells on the Bandolier Leasehold, and currently is producing from twelve of these fifteen wells. The proposed Ten Wells will be drilled in close proximity to Bandolier’s existing wells and are listed on Exhibit “B”, attached hereto and made a part hereof. As each of the Ten Wells are drilled, Bandolier will evaluate its results before electing to complete that well, and will elect to complete or plug said well in its sole discretion. Bandolier also will monitor and evaluate the production results of each completed well, and does reserve the right to change or modify the location of some or all of the remaining Ten Wells if early drilling and/or completion results so warrant.

2)
Net Profit Interest.

a.
Bandolier hereby agrees to assign and transfer to the Investors a 75% Net Profit Interest (as defined below) in and to the Ten Wells. Payments of the Net Profit Interest shall be made to the Investors, pro rata, on a quarterly basis following the full completion of the Ten Well Program.

b.
 Bandolier owns an undivided 75% working interest in and to the leasehold on which the Ten Wells will be drilled. Bandolier will contribute the net proceeds that accrue to 75% of said 75% working interest to the Net Profit Interest. 25% of Bandolier’s working interest in the Ten Wells will not be attached or burdened by the Net Profit Interest.

This means that Bandolier will distribute to the Investors 75% of the proceeds that Bandolier receives to its leasehold interest (net of royalties, overriding royalties and production taxes) from the sale of oil, gas and other hydrocarbon substances, if any, which may be produced, saved sold and marketed from the Ten Wells. Bandolier will deduct therefrom 75% of the Lease Operating Expenses charged to Bandolier’s leasehold working interest in the Ten Wells plus any administrative and overhead expenses reasonably allocated to the Ten Wells. Such net payment to the Investors is referred to as the “Net Profit Interest.”

c.
For all purposes under this Agreement, “Lease Operating Expenses” shall be defined to include all costs incurred to run, produce, maintain, and repair a well and its equipment and leasehold from and after its first day of production. These expenses shall include but not be limited to the cost of all labor, supplies, equipment and services required to keep the well producing, fuel and or electricity, administrative and allocated overhead expenses, road and location maintenance, and ultimately well plugging and site restoration.
d.
Notwithstanding anything to the contrary, the Net Profit Interest payable to any Investor shall be proportionately reduced by any conversion of the Series A Preferred Stock by such Investor.

3)
Record Title: Bandolier will continue to hold record title as to its undivided 75% working interest in and to the Ten Wells.

4)
Option to Participate in the Subsequent Drilling Program: If Bandolier elects to drill more wells on the Bandolier Leasehold after it completes the drilling of the Ten Wells, within 2 years of the date hereof, each of the Investors will have the right to participate in and fund the drilling and production of the next ten wells drilled (the “Subsequent Ten Well Program”) on the same terms and conditions and at the same percentage of Net Profits ownership set forth in the Purchase Agreement and this Agreement for the Ten Wells. As such, Investors in the Subsequent Ten Well Program will pay 100% of Bandolier’s share of the cost to drill and complete said wells in order to earn a Net Profit Interest based upon 75% of Bandolier’s working interest therein.

Investors will need to exercise its right to participate in the Subsequent Ten Well Program within 30 days of receipt of written notice by Bandolier. If only some of the Investors wish to participate in said subsequent drilling program, the amount not funded by the non-interested investor(s) will be offered to those investors who do wish to fund and participate in the subsequent drilling program, pro rata.

5)
Notices. Notices hereunder shall be given in writing and delivered in person, via email, or by Western Union or certified mail, return receipt requested, to the addresses of the parties as set forth in Exhibit "A".

6)
Counterparts. This agreement may be executed in one or more counterparts, each of which, when properly executed, shall be deemed an original.

7)
Investment Covenant. Each Investor: (i) acknowledges that the interest purchased hereunder is being sold without registration under the Securities Act of 1933, as amended, nor under similar provisions of state law; (ii) represents and warrants to Bandolier and the other investors that it is acquiring such interest without a view to the distribution thereof; and (iii) agrees not to transfer or attempt to transfer such interest without registration under that act and any applicable state securities laws, unless exemptions form such registration requirements are available. The Investors recognize that the oil and gas business is highly speculative and that Bandolier makes no guarantee or representation to any Investor as to the possibility or the probability of gain or against loss from the conduct of the Ten Wells. Bandolier has not made nor does it herewith make any representation as to title to the leases subject to this Agreement. Bandolier shall exercise diligence and prudence in approving title to the leasehold as allowed by this Agreement, but shall assume no liability for errors it may make in connection therewith, excluding those errors caused by Bandolier's lack of diligence or prudence. The Investors understand and agree that their liabilities hereunder may be joint and several; provided, however, that the Investors herewith agree to cross-indemnify and mutually hold harmless each other with respect to any liability or loss an Investor may suffer hereunder in excess of an Investor's proportionate share thereof, it being the intent that liabilities of the venture shall be borne by the Investors based on their respective shares of interest as shown in Columns III of Exhibit "A". The references herein to securities laws shall not be deemed an admission by any party that an interest in Net Profit Interest or in the Agreement constitute a security. This agreement supersedes all prior representations by Bandolier to the Investors. The rights of the Investors in and to the leases subject to the Agreement are specifically subject to the terms of the leases, the Industry Agreement and all attachments thereto.

8)
Assignability. An Investor may not assign nor sub-divide its Net Profit Interest without the advance written consent of Bandolier, which consent may not be unreasonably withheld.

IN WITNESS WHEREOF, this Assignment of Net Profit Interest Agreement is executed the date indicated below by the parties hereto.

Bandolier Energy, LLC

By:_______________________
Name: Stephen Brunner
Title: Manager
INVESTOR SIGNATURE PAGE

__________________________

By:_______________________
Name
Title

Address:

Exhibit B

List of Ten Wells to be Drilled

Well Name	Qtr	Qtr	Qtr	Qtr	Section	Township	Range	County
Osage County, OK
Osage County, OK
Osage County, OK
Osage County, OK
Osage County, OK
Osage County, OK
Osage County, OK
Osage County, OK
Osage County, OK
Osage County, OK

B-1